SOUND FINANCIAL BANCORP, INC.

2013 EQUITY INCENTIVE PLAN

INCENTIVE STOCK OPTION AWARD AGREEMENT

ISO No. _______________                                                                           Grant Date: _______________

This Incentive Stock Option Award (“ISO”) is granted by Sound Financial Bancorp, Inc. (“Corporation”) to [Name] (“Option Holder”) in accordance with the terms of this Incentive Stock Option Award Agreement (“Agreement”) and subject to the provisions of the Sound Financial Bancorp, Inc. 2013 Equity Incentive Plan, as amended from time to time (“Plan”).  The Plan is incorporated herein by reference.

1.
ISO Award.  The Corporation grants to Option Holder ISOs to purchase [Number] Shares at an Exercise Price of $[Number] per Share.  These ISOs are subject to forfeiture until they vest and to limits on transferability, as provided in Sections 5 and 6 of this Agreement and in Article V of the Plan.

2.	Vesting Dates. The ISOs shall vest as follows, subject to earlier vesting in the event of a termination of Service as provided in Section 6 or a Change in Control as provided in Section 7:

ISOs for

Vesting Date                                                                Number of Shares Vesting

3.
Exercise.  The Option Holder (or in the case of the death of the Option Holder, the designated legal representative or heir of the Option Holder) may exercise the ISOs during the Exercise Period by giving written notice to the [Corporate Secretary of the Corporation] in the form required by the Committee (“Exercise Notice”).  The Exercise Notice must specify the number of Shares to be purchased, which shall be at least 100 unless fewer shares remain unexercised.  The exercise date is the date the Exercise Notice is received by the Corporation.  The Exercise Period commences on the Vesting Date and expires at 5:00 p.m., Pacific time, on the date 10 years [five years for over 10% owners of Corporation on the Grant Date] after the Grant Date, such later time and date being hereinafter referred to as the “Expiration Date,” subject to earlier expiration in the event of a termination of Service as provided in Section 6.  Any ISOs not exercised as of the close of business on the last day of the Exercise Period shall be cancelled without consideration at that time.

The Exercise Notice shall be accompanied by payment in full of the Exercise Price for the Shares being purchased.  Payment shall be made: (a) in cash, which may be in the form of a check, money order, cashier's check or certified check, payable to the Corporation, or (b) by delivering Shares of the Corporation already owned by the Option Holder having a Fair Market Value on the exercise date equal to the aggregate Exercise Price to be paid, [or (c) by instructing the Corporation to withhold Shares otherwise issuable upon the exercise having an aggregate Fair Market Value on the exercise date equal to the aggregate Exercise Price to be paid,] or (d) by a combination of thereof.  Payment for the Shares being purchased upon exercise of the Option may also be made by delivering a properly executed Exercise Notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the aggregate Exercise Price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

4.
Related Awards.  These ISOs [are not related to any other Award under the Plan.] or [are related to stock appreciation rights granted on the Grant Date and designated SAR No. ___.  Any related stock appreciation rights do not receive the special tax treatment afforded the ISOs.  To the extent any of the related stock appreciation rights are exercised, the ISOs shall terminate with respect to the same number of Shares.]

5.
Transferability.  The Option Holder may not sell, assign, transfer, pledge or otherwise encumber any ISOs, except in the event of the Option Holder’s death, by will or by the laws of descent and distribution or pursuant to a Domestic Relations Order.

6.
Termination of Service.  If the Option Holder terminates Service for any reason other than in connection with a Change in Control or the death or Disability of the Option Holder, any ISOs that have not vested as of the date of that termination shall be forfeited to the Corporation, and the Exercise Period of any vested ISOs shall expire three months after that termination of Service (but in no event after the Expiration Date), except in the case of a Termination for Cause, in which case all ISOs held by the Option Holder shall expire immediately.  If the Option Holder’s Service terminates on account of the Option Holder’s death or Disability, the Vesting Date for all ISOs that have not vested or been forfeited shall be accelerated to the date of that termination of Service, and the Exercise Period of all ISOs shall expire one year after that termination of Service (but in no event after the Expiration Date).

7.
Effect of Change in Control.  Upon a Change in Control, the Vesting Date for all ISOs that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a Change in Control.  [May be modified at Committee’s election for 280G planning purposes for executive officers.]

8.	Option Holder’s Rights. The ISOs awarded hereby do not entitle the Option Holder to any rights of a shareholder of the Corporation.

9.
Delivery of Shares to Option Holder.  Promptly after receipt of an Exercise Notice and full payment of the Exercise Price for the Shares being acquired, the Corporation shall issue and deliver to the Option Holder (or other person validly exercising the ISO) a certificate or certificates representing the Shares of Common Stock being purchased, or evidence of the issuance of such Shares in book-entry form, registered in the name of the Option Holder (or such other person), or, upon request, in the name of the Option Holder (or such other person) and in the name of another person in such form of joint ownership as requested by the Option Holder (or such other person) pursuant to applicable state law.  The Corporation’s obligation to deliver a stock certificate or evidence of the issuance of Shares in book-entry form for Shares purchased upon the exercise of an ISO can be conditioned upon the receipt of a representation of investment intent from the Option Holder (or the Option Holder’s Beneficiary) in such form as the Committee requires.  The Corporation shall not be required to deliver stock certificates or evidence of the issuance of Shares in book-entry form for Shares purchased prior to: (a) the listing of those Shares on a National Exchange; or (b) the completion of any registration or qualification of those Shares required under applicable law.

10.
Notice of Sale of Shares.  The Option Holder (or other person who received Shares from the exercise of the ISOs) shall give written notice to the Corporation promptly in the event of the sale or other disposition of Shares received from the exercise of the ISOs within either: (a) two years from the Grant Date; or (b) one year from the exercise date for the ISOs exercised.

11.
Adjustments in Shares.  In the event of any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, shall adjust the number of Shares or class of securities of the Corporation covered by the ISOs or the Exercise Price of the ISOs.  The Option Holder agrees to execute any documents required by the Committee in connection with an adjustment under this Section 11.

12.
Tax Withholding.  The Corporation shall have the right to require the Option Holder to pay to the Corporation the amount of any tax that the Corporation is required to withhold with respect to such Shares, or in lieu thereof, to retain or sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.  The Corporation shall have the right to deduct from all dividends paid with respect to the Shares the amount of any taxes that the Corporation is required to withhold with respect to such dividend payments.

13.
Plan and Committee Decisions are Controlling.  This Agreement, the award of ISOs to the Option Holder and the issuance of Shares upon the exercise of the ISOs are subject in all respects to the provisions of the Plan, which are controlling.  Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan.  All decisions, determinations and interpretations by the Committee respecting the Plan, this Agreement, the award of ISOs or the issuance of Shares upon the exercise of the ISOs shall be binding and conclusive upon the Option Holder, any Beneficiary of the Option Holder or the legal representative thereof.

14.
Option Holder’s Employment.  Nothing in this Agreement shall limit the right of the Corporation or any of its Affiliates to terminate the Option Holder’s service or employment as a director, advisory director, director emeritus, officer or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services or employment of the Option Holder.

15.
Amendment.  The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the Option Holder without the Option Holder’s written consent.  To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion but with the permission of the Option Holder, to accelerate the vesting of the Shares or remove any other restrictions imposed on the Option Holder with respect to the Shares, whenever the Committee may determine that such action is appropriate.

16.
Loss of ISO Status.  If any of the ISOs fail, for any reason, to qualify for the special tax treatment afforded the ISOs, they shall be treated as Non-Qualified Stock Options under the Plan.  The ISOs will lose ISO status: (a) if the Option Holder is not an employee of the Corporation or its Affiliates from the Grant Date through the date three months before the exercise date; or (b) if the Shares acquired upon the exercise of the ISO are sold or disposed of within one of the time periods described in Section 10.

17.
Option Holder Acceptance.  The Option Holder shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Corporation.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SOUND FINANCIAL BANCORP, INC.

By ________________________________
Its  ________________________________

ACCEPTED BY OPTION HOLDER

                      ___________________________________
    (Signature)
                      ___________________________________
    (Print Name)
                      ___________________________________
    (Street Address)
                      ___________________________________
    (City, State & Zip Code)

Beneficiary Designation:

The Option Holder designates the following Beneficiary to receive the Shares upon the Option Holder’s death:

________________________________________________________________________

SOUND FINANCIAL BANCORP, INC.

2013 EQUITY INCENTIVE PLAN

NON-QUALIFIED STOCK OPTION AWARD AGREEMENT

NQSO No. _______________                                                                           Grant Date: _______________

This Non-Qualified Stock Option Award (“NQSO”) is granted by Sound Financial Bancorp, Inc. (“Corporation”) to [Name] (“Option Holder”) in accordance with the terms of this Non-Qualified Stock Option Award Agreement (“Agreement”) and subject to the provisions of the Sound Financial Bancorp, Inc. 2013 Equity Incentive Plan, as amended from time to time (“Plan”).  The Plan is incorporated herein by reference.

1.
NQSO Award.  The Corporation grants to Option Holder NQSOs to purchase [Number] Shares at an Exercise Price of $[Number] per Share.  These NQSOs are subject to forfeiture and to limits on transferability until they vest, as provided in Sections 5 and 6 of this Agreement and in Article V of the Plan.

2.	Vesting Dates. The NQSOs shall vest as follows, subject to earlier vesting in the event of a termination of Service as provided in Section 6 or a Change in Control as provided in Section 7:

NQSOs for

Vesting Date                                                                Number of Shares Vesting

3.
Exercise.  The Option Holder (or in the case of the death of the Option Holder, the designated legal representative or heir of the Option Holder) may exercise the NQSOs during the Exercise Period by giving written notice to the [Corporate Secretary of the Corporation] in the form required by the Committee (“Exercise Notice”).  The Exercise Notice must specify the number of Shares to be purchased, which shall be at least 100 unless fewer shares remain unexercised.  The exercise date is the date the Exercise Notice is received by the Corporation.  The Exercise Period commences on the Vesting Date and expires at 5:00 p.m., Pacific time, on the date ten (10) years after the Grant Date, such later time and date being hereinafter referred to as the “Expiration Date,” subject to earlier expiration in the event of a termination of Service as provided in Section 6.  Any NQSOs not exercised as of the close of business on the last day of the Exercise Period shall be cancelled without consideration at that time.

The Exercise Notice shall be accompanied by payment in full of the Exercise Price for the Shares being purchased.  Payment shall be made: (a) in cash, which may be in the form of a check, money order, cashier's check or certified check, payable to the Corporation, or (b) by delivering Shares of the Corporation already owned by the Option Holder having a Fair Market Value on the exercise date equal to the aggregate Exercise Price to be paid, [or (c) by instructing the Corporation to withhold Shares otherwise issuable upon the exercise having an aggregate Fair Market Value on the exercise date equal to the aggregate Exercise Price to be paid,] or (d) by a combination thereof.  Payment for the Shares being purchased upon exercise of the Option may also be made by delivering a properly executed Exercise Notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the aggregate Exercise Price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

4.
Related Awards:  These NQSOs [are not related to any other Award under the Plan.] or [are related to stock appreciation rights granted on the Grant Date and designated SAR No . ___.  To the extent any of the related stock appreciation rights is exercised, the NQSOs shall terminate with respect to the same number of Shares.]

5.
Transferability.  The Option Holder may not sell, assign, transfer, pledge or otherwise encumber any NQSOs, except in the event of the Option Holder’s death, by will or by the laws of descent and distribution or pursuant to a Domestic Relations Order.  The Committee, in its sole and absolute discretion, may allow the Option Holder to transfer one or more NQSOs to the Option Holder’s Family Members, as provided in the Plan.

6.
Termination of Service.  If the Option Holder terminates Service for any reason other than in connection with a Change in Control or the death or Disability of the Option Holder, any NQSOs that have not vested as of the date of that termination shall be forfeited to the Corporation, and the Exercise Period of any vested NQSOs shall expire three months after that termination of Service (but in no event after the Expiration Date), except in the case of a Termination for Cause, in which case all NQSOs held by the Option Holder shall expire immediately.  If the Option Holder’s Service terminates on account of the Option Holder’s death or Disability, the Vesting Date for all NQSOs that have not vested or been forfeited shall be accelerated to the date of that termination of Service, and the Exercise Period of all vested NQSOs shall expire one year after that termination of Service (but in no event after the Expiration Date).

7.
Effect of Change in Control.  Upon a Change in Control, the Vesting Date for all NQSOs that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a Change in Control.  [May be modified at Committee’s election for 280G planning purposes for executive officers, or for directors holding 1% or more of the Corporation’s outstanding stock.]

8.	Option Holder’s Rights. The NQSOs awarded hereby do not entitle the Option Holder to any rights of a shareholder of the Corporation.

9.
Delivery of Shares to Option Holder.  Promptly after receipt of an Exercise Notice and full payment of the Exercise Price for the Shares being acquired, the Corporation shall issue and deliver to the Option Holder (or other person validly exercising the NQSO) a certificate or certificates representing the Shares of Common Stock being purchased, or evidence of the issuance of such Shares in book-entry form, registered in the name of the Option Holder (or such other person), or, upon request, in the name of the Option Holder (or such other person) and in the name of another person in such form of joint ownership as requested by the Option Holder (or such other person) pursuant to applicable state law.  The Corporation’s obligation to deliver a stock certificate or evidence of the issuance of Shares in book-entry form for Shares purchased upon the exercise of an NQSO can be conditioned upon the receipt of a representation of investment intent from the Option Holder (or the Option Holder’s Beneficiary) in such form as the Committee requires.  The Corporation shall not be required to deliver stock certificates or evidence of the issuance of Shares in book-entry form for Shares purchased prior to: (a) the listing of those Shares on a National Exchange; or (b) the completion of any registration or qualification of those Shares required under applicable law.

10.
Adjustments in Shares.  In the event of any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, shall adjust the number of Shares or class of securities of the Corporation covered by the NQSOs or the Exercise Price of the NQSOs.  The Option Holder agrees to execute any documents required by the Committee in connection with an adjustment under this Section 10.

11.
Tax Withholding.  The Corporation shall have the right to require the Option Holder to pay to the Corporation the amount of any tax that the Corporation is required to withhold with respect to such Shares, or in lieu thereof, to retain or sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.  The Corporation shall have the right to deduct from all dividends paid with respect to the Shares the amount of any taxes that the Corporation is required to withhold with respect to such dividend payments.

12.
Plan and Committee Decisions are Controlling.  This Agreement, the award of NQSOs to the Option Holder and the issuance of Shares upon the exercise of the NQSOs are subject in all respects to the provisions of the Plan, which are controlling.  Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan.  All decisions, determinations and interpretations by the Committee respecting the Plan, this Agreement, the award of NQSOs or the issuance of Shares upon the exercise of the NQSOs shall be binding and conclusive upon the Option Holder, any Beneficiary of the Option Holder or the legal representative thereof.

13.
Option Holder’s Employment.  Nothing in this Agreement shall limit the right of the Corporation or any of its Affiliates to terminate the Option Holder’s service or employment as a director, advisory director, director emeritus, officer or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services or employment of the Option Holder.

14.
Amendment.  The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the Option Holder without the Option Holder’s written consent.  To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion but with the permission of the Option Holder, to accelerate the vesting of the Shares or remove any other restrictions imposed on the Option Holder with respect to the Shares, whenever the Committee may determine that such action is appropriate.

15.
Option Holder Acceptance.  The Option Holder shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Corporation.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SOUND FINANCIAL BANCORP, INC.

By ________________________________
Its  ________________________________

ACCEPTED BY OPTION HOLDER

___________________________________
(Signature)
                    ___________________________________
(Print Name)

___________________________________
(Street Address)

___________________________________
(City, State & Zip Code)

Beneficiary Designation:

The Option Holder designates the following Beneficiary to receive the Shares upon the Option Holder’s death:

________________________________________________________________________

SOUND FINANCIAL BANCORP, INC.

2013 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

RS No. _______________                                                                Grant Date: _______________

This Restricted Stock Award (“Restricted Stock Award”) is granted by Sound Financial Bancorp, Inc. (“Corporation”) to [Name] (“Grantee”) in accordance with the terms of this Restricted Stock Award Agreement (“Agreement”) and subject to the provisions of the Sound Financial Bancorp, Inc. 2013 Equity Incentive Plan, as amended from time to time (“Plan”).  The Plan is incorporated herein by reference.

1.
Restricted Stock Award.  The Corporation makes this Restricted Stock Award of [Number] Shares to Grantee [in exchange for a payment of $________].  These Shares are subject to forfeiture and to limits on transferability until they vest, as provided in Sections 2, 3 and 4 of this Agreement and in Article VII of the Plan.

2.	Vesting Dates: The Shares shall vest as follows:

Vesting Date                                                      Number of Shares Vesting

3.
Transferability.  The Grantee may not sell, assign, transfer, pledge or otherwise encumber any Shares that have not vested, except in the event of the Grantee’s death, by will or by the laws of descent and distribution or pursuant to a Domestic Relations Order.  The Committee, in its sole and absolute discretion, may allow the Grantee to transfer all or any portion of this Restricted Stock Award to the Grantee’s Family Members, as provided in the Plan.

4.
Termination of Service.  If the Grantee terminates Service for any reason other than in connection with a Change in Control or the death or Disability of the Grantee, any Shares that have not vested as of the date of that termination shall be forfeited to the Corporation.  If the Grantee’s Service terminates on account of the Grantee’s death or Disability, the Vesting Date for all Shares that have not vested or been forfeited shall be accelerated to the date of that termination of Service.

5.
Effect of Change in Control.  Upon a Change in Control, the Vesting Date for all Shares that have not vested or been forfeited shall be accelerated to the date of the earliest event constituting a Change in Control.  [May be modified at Committee’s election for 280G planning purposes for executive officers, or for directors that hold 1% or more of the Corporation’s outstanding stock.]

6.
Stock Power.  The Grantee agrees to execute a stock power with respect to each stock certificate reflecting the Shares, or other evidence of book-entry stock ownership, in favor of the Corporation.  The Shares shall not be issued by the Corporation until the required stock powers are delivered to the Corporation.

7.
Delivery of Shares.  The Corporation shall issue stock certificates or evidence of the issuance of such Shares in book-entry form, in the name of the Grantee reflecting the Shares vesting on each Vesting Date in Section 2.  The Corporation shall retain these certificates or evidence of the issuance of Shares in book-entry form until the Shares represented thereby become vested.  Prior to vesting, the Shares shall be subject to the following restriction, communicated in writing to the Corporation’s stock transfer agent:

These shares of common stock are subject to the terms of an Award Agreement between Sound Financial Bancorp, Inc. and [name] dated [grant date] made pursuant to the terms of the Sound Financial Bancorp, Inc. 2013 Equity Incentive Plan, copies of which are on file at the executive offices of Sound Financial Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement.

8.
Grantee’s Rights.  As the owner of all Shares that have not vested, the Grantee shall be paid dividends by the Corporation with respect to those Shares at the same time as they are paid to other holders of the Corporation’s common stock.  The Grantee may exercise all voting rights appurtenant to the Shares.  [May be modified at Committee’s election, if desired.]

9.
Delivery of Shares to Grantee.  Upon the vesting of any Shares, the restrictions in Sections 3 and 4 shall terminate, and the Corporation shall deliver only to the Grantee (or, if applicable, the Grantee’s Beneficiary, estate or Family Member) a certificate (without the legend referenced in Section 7) or evidence of the issuance of Shares in book-entry form, and the related stock power in respect of the vesting Shares.  The Corporation’s obligation to deliver a stock certificate for vested Shares, or evidence of the issuance of Shares in book-entry form, can be conditioned upon the receipt of a representation of investment intent from the Grantee (or the Grantee’s Beneficiary, estate or Family Member) in such form as the Committee requires.  The Corporation shall not be required to deliver stock certificates for vested Shares, or evidence of the issuance of Shares in book-entry form, prior to: (a) the listing of those Shares on a National Exchange; or (b) the completion of any registration or qualification of those Shares required under applicable law.

10.
Adjustments in Shares.  In the event of any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend, special or recurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, the Committee, in its sole discretion, shall adjust the number of Shares or class of securities of the Corporation covered by this Agreement.  Any additional Shares or other securities received by the Grantee as a result of any such adjustment shall be subject to all restrictions and requirements applicable to Shares that have not vested.  The Grantee agrees to execute any documents required by the Committee in connection with an adjustment under this Section 10.

11.
Tax Election.  The Grantee understands that an election may be made under Section 83(b) of the Code to accelerate the Grantee’s tax obligation with respect to receipt of the Shares from the Vesting Dates to the Grant Date by submitting an election to the Internal Revenue Service substantially in the form attached hereto.

12.
Tax Withholding.  The Corporation shall have the right to require the Grantee to pay to the Corporation the amount of any tax that the Corporation is required to withhold with respect to such Shares, or in lieu thereof, to retain or sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.  The Corporation shall have the right to deduct from all dividends paid with respect to the Shares the amount of any taxes that the Corporation is required to withhold with respect to such dividend payments.

13.
Plan and Committee Decisions are Controlling.  This Agreement and the award of Shares to the Grantee are subject in all respects to the provisions of the Plan, which are controlling.  Capitalized terms herein not defined in this Agreement shall have the meaning ascribed to them in the Plan.  All decisions, determinations and interpretations by the Committee respecting the Plan, this Agreement or the award of Shares shall be binding and conclusive upon the Grantee, any Beneficiary of the Grantee or the legal representative thereof.

14.
Grantee’s Employment.  Nothing in this Agreement shall limit the right of the Corporation or any of its Affiliates to terminate the Grantee’s service or employment as a director, advisory director, director emeritus, officer or employee, or otherwise impose upon the Corporation or any of its Affiliates any obligation to employ or accept the services or employment of the Grantee.

15.
Amendment.  The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of this Agreement; provided, however, that the Committee may not amend, alter, suspend, discontinue or terminate any provision of this Agreement if such action may adversely affect the Grantee without the Grantee’s written consent.  To the extent permitted by applicable laws and regulations, the Committee shall have the authority, in its sole discretion but with the permission of the Grantee, to accelerate the vesting of the Shares or remove any other restrictions imposed on the Grantee with respect to the Shares, whenever the Committee may determine that such action is appropriate.

16.
Grantee Acceptance.  The Grantee shall signify acceptance of the terms and conditions of this Agreement and acknowledge receipt of a copy of the Plan by signing in the space provided below and returning the signed copy to the Corporation.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

SOUND FINANCIAL BANCORP, INC.

By ________________________________
Its  ________________________________

ACCEPTED BY GRANTEE

___________________________________
(Signature)
                    ___________________________________
(Print Name)

___________________________________
(Street Address)

___________________________________
(City, State & Zip Code)

Beneficiary Designation:

The Grantee designates the following Beneficiary to receive the Shares upon the Grantee’s death:

__________________________________________________________________________

STOCK POWER

(One stock power for each stock certificate or grant in book-entry form issued)

For value received, I hereby sell, assign, and transfer to Sound Financial Bancorp, Inc. (the “Corporation”) ____________ shares of the capital stock of the Corporation, standing in my name on the books and records of the aforesaid Corporation, represented by Certificate No. ____________________ or otherwise identified in book-entry form as ___________________, and do hereby irrevocably constitute and appoint the Secretary of the Corporation attorney, with full power of substitution, to transfer this stock on the books and records of the aforesaid Corporation.

                                      ________________________________

Dated:

________________________

In the presence of:

________________________

 83(b) ELECTION FORM

TO:           Internal Revenue Service Center
[Address where the employee files his or her personal income tax return]

ELECTION UNDER SECTION 83(b)
OF THE INTERNAL REVENUE CODE OF 1986

Name:                           __________________________________________________________________
Address:                        __________________________________________________________________
           ___________________________________________________________________
Social Security Number ____ - __ - ____

Property with respect to which this Election is made: _______ shares of the common stock of Sound Financial Bancorp, Inc.

Date of Grant or Transfer: ____________, _____.

Taxable Year for which Election is made:  Calendar Year _____.

Nature of the Restrictions to which the Property is Subject:  (i) a vesting schedule pursuant to which the taxpayer will not be fully vested in the property until ___________.

Fair Market Value of the Property upon receipt by taxpayer $___________.

Amount Paid for the Property: ____________.

Copies of this Election have been furnished to ___________________________.

A copy of this Election also shall be attached to my IRS Form 1040 for calendar year _____.

__________                                                      _____________________________________
Date                                                          Signature